UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2021

TANGER FACTORY OUTLET CENTERS, INC.
TANGER PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tanger Factory Outlet Centers, Inc.:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange
Tanger Properties Limited Partnership:
None
Securities registered pursuant to Section 12(g) of the Act:
Tanger Factory Outlet Centers, Inc.: None
Tanger Properties Limited Partnership: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Tanger Factory Outlet Centers, Inc.: Emerging growth company ☐

Tanger Properties Limited Partnership: Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Tanger Factory Outlet Centers, Inc.: ☐
Tanger Properties Limited Partnership: ☐

Item 1.01    Entry into a Material Definitive Agreement

On July 13, 2021, Tanger Properties Limited Partnership (the “Operating Partnership”), a majority owned subsidiary of Tanger Factory Outlet Centers, Inc. (the “Company”), entered into a Fourth Amended and Restated Credit Agreement by and among the Operating Partnership, the lenders party thereto, and Bank of America, N.A., as administrative agent and L/C issuer (the “Amended and Restated Credit Agreement”). Among other changes, the Amended and Restated Credit Agreement extended the maturity from October 29, 2021 to July 14, 2025 (which may be extended by one additional year by exercising two six-month extension options), decreased the aggregate principal amount of credit available under the Amended and Restated Credit Agreement from $580 million to $500 million, and increased the amount of the accordion feature by which the Operating Partnership may request an increase in the aggregate principal amount of credit available from an additional $620 million to an additional $700 million. The total potential borrowings under the Amended and Restated Credit Agreement remained unchanged at $1.2 billion. Pricing under the Amended and Restated Credit Agreement remained the same, however the Company will be entitled to a one basis point annual reduction in the interest rate if it meets certain sustainability thresholds as provided in the Amended and Restated Credit Agreement and the LIBOR interest rate floor of 0.25% that was imposed as part of the June 2020 Modification to the Third Amended and Restated Credit Agreement was removed. The Amended and Restated Credit Agreement also includes provisions to accommodate a transition from the London Interbank Offered Rate (“LIBOR”) to an alternate benchmark rate upon the phase out of LIBOR as a reference rate and made certain other immaterial changes.

Concurrently with the Amended and Restated Credit Agreement, the Operating Partnership entered into a Fourth Amended and Restated Liquidity Credit Agreement by and among the Operating Partnership, the lenders party thereto, and Bank of America, N.A., as administrative agent (the “Liquidity Credit Agreement”), which provides for a $20 million unsecured line of credit, and a Second Amendment to Second Amended and Restated Term Loan Agreement by and among the Operating Partnership, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and the Company as guarantor (the “Term Loan Amendment”), which provides for a $300 million term loan facility. The Liquidity Credit Agreement and the Term Loan Amendment made certain conforming changes from the Amended and Restated Revolving Credit Agreement, including, in the case of the Liquidity Credit Agreement, extending the maturity to conform with the maturity of the Amended and Restated Revolving Credit Agreement. The maturity of the Term Loan Agreement did not change.

All three credit facilities continue to be guaranteed by the Company pursuant to separate but substantively identical guaranty agreements for each facility.

The foregoing descriptions of the amendments are qualified in their entirety by reference to the full text of the amendments, which are filed as exhibits hereto and incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the respective amendment.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
10.1
Fourth Amended and Restated Credit Agreement, dated as of July 13, 2021, by and among Tanger Properties Limited Partnership, as the Borrower, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the Other Lenders Party Thereto, BofA Securities, Inc., Wells Fargo Securities, LLC, Truist Bank and U.S. Bank National Association, as Joint Bookrunners and Joint Lead Arrangers, Wells Fargo Bank, National Association, U.S. Bank National Association and Truist Securities, Inc. as Syndication Agents, Regions Bank and TD Bank, N.A. as Managing Agents and BofA Securities, Inc. as Sustainability Agent.

10.2
Fourth Amended and Restated Liquidity Credit Agreement, dated as of July 13, 2021, by and among Tanger Properties Limited Partnership, as the Borrower, Bank of America, N.A., as Administrative Agent, and the Other Lenders Party Thereto.

10.3
Second Amendment to Second Amended and Restated Term Loan Agreement, dated as of July 13, 2021, between Tanger Properties Limited Partnership, as the Borrower, Tanger Factory Outlet Centers, Inc., as the Guarantor, and Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2021

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer and Treasurer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	James F. Williams
James F. Williams
Vice President and Treasurer (Principal Financial Officer)